Templeton World Fund

[PHOTO OF MARK HOLOWESKO
 APPEARS HERE]

Mark Holowesko
Director of Global
Equity Research
------------------


Mark G. Holowesko is the president and portfolio manager of Templeton World Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as director of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in Economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member and director of the International Society of Financial Analysts.

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton World Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the 18th annual report of the Templeton World Fund, which covers the period ended August 31, 1995.

The past fiscal year was marked by extreme volatility in emerging markets and unexpected advances in developed markets. Stock markets of most developed countries posted double-digit returns despite the high degree of uncertainty prevalent in many overseas markets at the beginning of 1995. Much of this uncertainty was precipitated by the devaluation of the Mexican peso in December 1994, which led to a decline of more than 70% (in U.S. dollar terms) in the Mexican equity market. The ensuing negative impact on financial markets, which was coyly coined "the Tequila Effect," was not limited to Latin America. Investors in Asian securities soon discovered that their stocks were declining in value due to professional money managers' generally poor opinions of most emerging markets. However, most major developed markets, particularly those in the United States, the United Kingdom, and Germany, showed surprising strength. One exception was Japan, which suffered from a deteriorating real estate market and the resulting impact on its banks.

Cyclical stocks performed very well throughout the reporting period because of economic growth worldwide. This was especially true of the paper, chemicals and metals sectors. Other strong performers included financial services and technology stocks. Although we lacked exposure to the technology sector, our holdings in these other strong areas helped the performance of the Fund.

Responding to various economic and financial conditions worldwide, we reduced our holdings in certain developed markets, particularly Germany and the U.S., and bought securities in emerging markets, which we felt were better bargains. The extraordinary potential of emerging markets is often overshadowed by the sheer size of financial markets in developed countries. Although developed countries constitute only a small portion of the world's

--------------------------------------------------------------------------------

Templeton World Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]


                    United States Stocks               30.7%

                    European Stocks                    28.8%

                    Short-Term Obligations &
                    Other Net Assets                   11.9%

                    Asian Stocks                        8.6%

                    Latin American Stocks               6.7%

                    Australian & New Zealand Stocks     6.1%

                    Fixed-Income Securities             4.8%

                    Other Stocks                        2.4%

population, they consume a majority of goods and services worldwide. Consider also, that Asia's total Gross National Product (GNP) is amazingly close to the GNP of the U.S. alone, yet Asia has 3.1 billion people, compared with only 260 million in the U.S. As the world's developing markets evolve, these countries' per-capita wealth should increase, which will affect consumption patterns and raise standards of living. We already see this happening in Asia, where GNP has been increasing significantly faster than in the U.S.

Looking forward, the world's financial markets should, hopefully, continue to be volatile. I say "hopefully,"

--------------------------------------------------------------------------------

Templeton World Fund

Top 10 Holdings on 8/31/95
Based on Total Net Assets

                                                                      % of Total
Name, Industry, Country                                               Net Assets
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.; Financial Services,
United States                                                         2.6%
--------------------------------------------------------------------------------
Telefonos de Mexico SA, L;
Telecommunications, Mexico                                            1.7%
--------------------------------------------------------------------------------
HSBC Holdings PLC; Banking,
Hong Kong                                                             1.5%
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.375%, 1/15/00,
Government Bond, United States                                        1.3%
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.375%, 1/15/99,
Government Bond, United States                                        1.3%
--------------------------------------------------------------------------------
Georgia-Pacific Corp.; Forest
Products & Paper, United States                                       1.3%
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.0%, 10/15/99,
Government Bond, United States                                        1.3%
--------------------------------------------------------------------------------
Citicorp; Banking, United States                                      1.3%
--------------------------------------------------------------------------------
Ford Motor Co.; Automobiles, United States                            1.3%
--------------------------------------------------------------------------------
Asea AB; Electrical & Electronics, Sweden                             1.3%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 13 of this report.


because the more volatile the market, the more share prices tend to fluctuate. The more share prices fluctuate, the less likely the market will reflect the "true" value of a company, and the easier it becomes for us to find potential bargain-priced stocks for your Fund. Many investors are frightened by volatility, but we welcome the opportunity it provides us. There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors. Developing markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These risks are discussed in the Fund's prospectus.

In closing, we would like to mention that although Sir John Templeton has not been involved in investment management of the Templeton Funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors have elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Templeton World Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton World Fund

Q
&
A

The Following is an Interview with
Mark Holowesko, Portfolio
Manager of Templeton World Fund:

Did the Fund's portfolio change dramatically over the course of the year? If so, what are some of the stocks you bought and sold?

Our portfolios generally do not change dramatically from one year to the next, which reflects our "value" style of investing. We concentrate on a company's prospects over a full business cycle, traditionally a three to five year period, and we tend to hold its shares for about that long. This gives us a relatively low portfolio turnover rate, typically about 20% per year.

This year, we concentrated on capturing some of the value we discovered in emerging markets, particularly Latin America, after a series of major price declines. For example, we purchased shares of Telefonos de Mexico SA (Telmex), Telecomunicacoes Brasileiras SA (Telebras), and YPF Sociedad Anonima. We also added to several economically sensitive European stocks, such as Volvo AB and Asea AB. In the U.S., we took advantage of a strong market by reducing positions that met our price-target levels, while adding to the automotive, utility, and real estate sectors. Specific stocks purchased include General Motors Corp. and Centerior Energy. We also made significant additions to our health care real estate investment trust holdings.

What were your best performing stocks and sectors?

The commodity sectors, most notably aluminum and paper, performed well and provided significant gains for the Fund. Increasing economic activity and growing demand for commodities in emerging markets led to rising prices for aluminum and paper, which gave a big boost to the stock prices of companies operating in those industries. The Fund's positions in stocks such as Georgia-Pacific Corp., James River Corp., International Paper Co., Dow Chemical Co., Aluminum Company of America (ALCOA), Alcan Aluminum Ltd., and Comalco Ltd. benefited from this trend. Other strong performers included Merrill Lynch & Co. Inc. (the Fund's largest holding), Nike Inc., BMW, and Singapore Airlines Ltd.

Were there any disappointments? In other words, were there any stocks that did not perform up to your expectations?

Yes, there were. Every year, about one-third of our stock picks do not live up to our expectations. This is normally due to some unanticipated event at the company, a major change in the industry that adversely impacts the company, or less-than-perfect stock selection on our part. If we can continue to keep our mistakes to roughly one-third of our selections, we should be able to achieve the type of returns investors have come to expect. Examples of stocks that did not perform as well as we had hoped include Celsius Industrier AB, Electrolux AB, Oriental Press Group Ltd., Sun Co. Inc., Peregrine Investments Holdings Ltd., and USAir Group Inc. Although these stocks declined in price, we did not sell them because we continued to believe they represented excellent potential long-term value.

                                     Q & A

The U.S. stock market performed extremely well during the first eight months of 1995. How do you think it will perform in the future?

We cannot be sure how the U.S. market will perform. No one can. Since 1949, there have been 10 major bull markets in the U.S., lasting on average 41 months and raising stock prices an average of 100%. Over the same period, there have been nine major price declines, one about every 5 1/2 years and lasting an average 15 months, that have lowered share prices on average by roughly 20%. Most investors are fully aware of a bull market's potential, but probably do not realize it would be normal if stock prices dropped by 25% sometime over the next two to five years.

Is this true for foreign markets as well?

Yes, a similar situation holds true overseas. Last winter's 78% decline (in U.S. dollar terms) of Mexican stocks was viewed by investors as an abnormal "meltdown" of values. Yet few investors realize that the Mexican stock market has experienced six declines of 70% or more. Even in Hong Kong, where $1.00 invested 10 years ago would have grown to $4.00 today, there have been eight corrections of more than 30% and two in excess of 50%.

How should investors deal with market declines?

First, investors should be aware that just as bull markets, or prolonged share price increases, are a normal part of stock market activity, so are bear markets, or prolonged stock price declines. Second, investors should not only expect market declines and use them to their advantage, but they should concentrate on those stocks that have already declined in price even if the overall market has not. Our investments in General Motors and several utility and real estate stocks, which had already experienced 25% price declines from their recent peaks, reflect this strategy. To a certain extent, by purchasing shares of companies whose prices have already declined, but whose business practices are solid, you may be able to protect yourself during market declines.

                                     Q & A

Emerging markets appear to be recovering after a poor showing in 1994. What is your outlook for these markets in the near future?

As I mentioned earlier, it is difficult for us to predict how specific markets will perform. I believe, however, that the risk of investing in these markets may have declined because so many of them have already experienced major price corrections. We are also excited about the rising standards of living in many of these countries and the impact this should have on consumption. Today, about 15% of the world's population live in countries belonging to the Organisation of Economic Cooperation and Development, but they consume 75% of most goods and services worldwide. As the remaining 85% of the world's population grows economically, consumption patterns of certain goods and services will be significantly affected. We are already beginning to see this happen, and we have invested assets of the Fund in seeking to benefit from this trend.

Does the overall market look expensive now, or are you finding a number of bargain stocks?

On August 31, our bargain list contained roughly 140 names. During the 10 years I have been with Templeton, this list has fluctuated between 80 and 200 names. Today, we are finding a "normal" number of good ideas, which is in contrast to the Fund's above-normal cash level. This cash position is a result of our selling shares of relatively large companies and buying lower-priced shares of companies that are a bit smaller in size.

                                     Q & A

Performance Summary

Templeton World Fund Class I shares provided a total return of 9.87% for the one-year period ended August 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the current maximum 5.75% initial sales charge.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on page 9, the Fund's Class I shares delivered a cumulative total return of more than 257% for the 10-year period ended August 31, 1995.

As measured by net asset value, the price of the Fund's Class I shares decreased from $17.06 on August 31, 1994 to $16.76 on August 31, 1995, while the price of the Fund's Class II shares increased from $15.36 on May 1, 1995 (the inception date for these shares) to $16.71 on August 31, 1995.

During the reporting period, Class I shareholders received distributions totalling 28 cents ($0.28) per share in dividend income and $1.455 per share in capital gains, of which $1.175 represented long-term gains and 28 cents ($0.28) represented short-term gains. Class II shareholders did not receive distributions because these shares were not in existence when distributions were paid. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on the following page shows how a $10,000 investment in the Fund, over the past ten years, has kept your purchasing power well-ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance over the same period, with the performance of the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide. Class II shares are not represented as they have not been available for a sufficient period of time. Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

Templeton World Fund - Class I

Total Return Index Comparison
$10,000 Investment (8/31/85 - 8/31/95)

[GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TEMPLETON WORLD FUND, MSCI WORLD INDEX AND THE CPI]

                                 8/85           8/95
Templeton World Fund/1/        $10,000        $33,665
MSCI World Index/2/            $10,000        $39,400
CPI/3/                         $10,000        $14,184

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics
--------------------------------------------------------------------------------

Templeton World Fund

Periods ended August 31, 1995

                                                               Since         Since
                                                             Inception     Inception
                        One-Year    Five-Year   Ten-Year    (01/17/78)     (05/01/95)
Average Annual
Total Return/1/
Class I Shares           3.56%       13.39%      12.91%        15.81%           --

Aggregate
Total Return/2/
Class II Shares            --           --          --            --          6.68%

Cumulative
Total Return/3/
Class I Shares           9.87%       98.94%     257.26%      1309.38%           --

Class II Shares            --           --          --            --          8.79%

1. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures have been restated to reflect the current maximum 5.75% initial sales charge for Class I Shares.
See note below.

2. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the maximum 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II Shares, applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge for Class I Shares, or the maximum 1.00% initial sales charge and 1.00% CDSC for Class II Shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Prior to July 1, 1992, Class I shares were offered at a higher sales charge. Thus, actual total returns to purchasers of shares during that period would have been different than noted above. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton World Fund -- Class I

If you had invested $10,000 in the Templeton World Fund at its inception, it would be worth over $130,000 today. The chart below illustrates the cumulative total return of an assumed $10,000 investment in the Fund on January 17, 1978, with income dividends and capital gains distributions reinvested through August 31, 1995.*

[MOUNTAIN CHART APPEARS HERE SHOWING AN INITIAL INVESTMENT OF $10,000 ON 1/17/78 (INITIAL NET ASSET VALUE OF $9,425) WOULD BE VALUED AT $132,835 ON 8/31/95]

*The amount of capital gains distributions accepted in shares was $71,283. The total amount of dividends reinvested was $29,959. The performance information shown represents past performance and is not an indication of future results. For standardized performance figures, please refer to the Performance Summary on page 9. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

Templeton World Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                 CLASS I
                          ----------------------------------------------------------
                                           YEAR ENDED AUGUST 31
                          ----------------------------------------------------------
                             1995        1994        1993        1992        1991
                          ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of year        $    17.06  $    15.94  $    14.42  $    15.05  $    14.70
                          ----------  ----------  ----------  ----------  ----------
Income from investment
 operations:
 Net investment income           .33         .26         .30         .41         .46
 Net realized and
  unrealized gain               1.11        2.50        2.81         .67        1.16
                          ----------  ----------  ----------  ----------  ----------
Total from investment
 operations                     1.44        2.76        3.11        1.08        1.62
                          ----------  ----------  ----------  ----------  ----------
Distributions:
 Dividends from net
  investment income             (.28)       (.26)       (.38)       (.42)       (.52)
 Distributions from net
  realized gains               (1.46)      (1.38)      (1.21)      (1.29)       (.75)
                          ----------  ----------  ----------  ----------  ----------
Total distributions            (1.74)      (1.64)      (1.59)      (1.71)      (1.27)
                          ----------  ----------  ----------  ----------  ----------
Change in net asset
 value                          (.30)       1.12        1.52        (.63)        .35
                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year                     $    16.76  $    17.06  $    15.94  $    14.42  $    15.05
                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN*                  9.87%      18.87%      24.71%       8.13%      12.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                    $5,868,967  $5,421,691  $4,621,124  $4,046,706  $4,129,635
Ratio of expenses to
 average net assets            1.05%       1.04%       1.02%        .86%        .72%
Ratio of net investment
 income to average net
 assets                        2.18%       1.67%       2.13%       2.76%       3.23%
Portfolio turnover rate       34.05%      30.77%      23.86%      26.60%      22.90%

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton World Fund
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                         CLASS II
                                                      ---------------
                                                      FOR THE PERIOD
                                                       MAY 1, 1995+
                                                          THROUGH
                                                      AUGUST 31, 1995
                                                      ---------------
Net asset value, beginning of period                      $15.36
                                                          ------
Income from investment operations:
 Net investment income                                       .03
 Net realized and unrealized gain                           1.32
                                                          ------
Total from investment operations                            1.35
                                                          ------
Net asset value, end of period                            $16.71
                                                          ======
TOTAL RETURN*                                              8.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                           $7,623
Ratio of expenses to average net assets                    1.82%**
Ratio of net investment income to average net assets       1.37%**

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF OFFERING OF SALES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton World Fund
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY             ISSUE                      COUNTRY   SHARES        VALUE
----------------------------------------------------------------------------------
 COMMON STOCKS: 81.3%
----------------------------------------------------------------------------------
 Aerospace & Military Technical Systems: 1.5%
                      Boeing Co.                   U.S.      300,000 $  19,125,000
                      British Aerospace PLC        U.K.    6,228,600    63,785,936
                      Celsius Industrier AB, B     Swe.      492,500     7,048,433
                                                                     -------------
                                                                        89,959,369
----------------------------------------------------------------------------------
 Appliances & Household Durables: 1.4%
                      Electrolux AB, B             Swe.      500,000    21,809,691
                      Email Ltd.                   Aus.    5,499,100    14,673,525
                      Sony Corp.                   Jpn.      850,000    46,422,910
                                                                     -------------
                                                                        82,906,126
----------------------------------------------------------------------------------
 Automobiles: 5.0%
                      Bayerische Motorenwerke
                      AG (BMW)                     Ger.       43,500    24,150,204
                      Ciadea SA                    Arg.    1,497,333     6,142,445
                      Consorcio G Grupo Dina
                      SA de CV                     Mex.      397,500       304,697
                      Consorcio G Grupo Dina
                      SA de CV, ADR                Mex.       28,400        95,850
                      Ford Motor Co.               U.S.    2,463,400    75,441,625
                      General Motors Corp.         U.S.    1,000,000    47,000,000
                      Peugeot SA                    Fr.      196,625    25,978,048
                      Regie Nationale des
                      Usines Renault SA             Fr.      119,400     3,377,338
                      Volkswagen AG                Ger.      160,000    48,937,330
                      Volvo AB, B                  Swe.    3,209,400    63,732,641
                                                                     -------------
                                                                       295,160,178
----------------------------------------------------------------------------------
 Banking: 13.1%
                      ABN AMRO Holding NV         Neth.      756,100    29,086,071
                      *ABN AMRO Holding NV,
                      trading cpn.                Neth.      756,100       758,168
                      Argentaria Corporacion
                      Bancaria de Espana SA         Sp.      627,275    23,956,684
                      Australia & New Zealand
                      Banking Group Ltd.           Aus.   12,416,776    50,398,441
                      Banco Bilbao Vizcaya          Sp.    1,145,000    34,645,790
                      Banco Central Hispano         Sp.      827,000    17,242,904
                      Banco Popular Espanol         Sp.      111,500    17,157,949
                      Banco Portugues de
                      Investimento SA             Port.      354,380     5,230,272
                      Bank of Ireland              Irl.    2,175,000    12,554,307
                      BankAmerica Corp.            U.S.      300,000    16,950,000
                      Bankinter SA                  Sp.      350,000    30,417,796
                      Barclays PLC                 U.K.    1,200,000    13,406,157
                      C.S. Holding, br.           Swtz.      250,000    20,488,402
                      Canadian Imperial Bank
                      of Commerce                  Can.      500,000    12,288,214
                      Chase Manhattan Corp.        U.S.    1,000,000    57,500,000
                      Chemical Banking Corp.       U.S.      600,000    34,950,000
                      Citicorp                     U.S.    1,150,000    76,331,250

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES        VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------
 Banking (cont.)
                       Ergo Bank SA                  Gr.      128,760 $   5,919,185
                       HSBC Holdings PLC            H.K.    6,512,303    87,492,509
                       National Australia Bank
                       Ltd.                         Aus.    6,784,488    58,236,824
                       National Bank of Canada      Can.    2,982,000    24,706,572
                       National Westminster
                       Bank PLC                     U.K.    2,542,962    23,220,785
                       Philippine National Bank    Phil.       30,545       324,069
                       Royal Bank of Canada         Can.    1,217,958    27,098,488
                       Shinhan Bank Co. Ltd.        Kor.      111,430     2,568,136
                       *Shinhan Bank Co. Ltd.,
                       new                          Kor.          657        14,717
                       Standard Chartered PLC       U.K.    3,782,900    25,357,075
                       Svenska Handelsbanken, A     Swe.    1,250,000    19,515,736
                       Westpac Banking Corp.        Aus.   11,049,582    41,526,980
                                                                      -------------
                                                                        769,343,481
-----------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.8%
                       News Corp. Ltd.              Aus.    2,636,060    13,592,330
                       News International PLC       Aus.    2,884,000    14,633,006
                       Oriental Press Group
                       Limited                      H.K.   18,000,000     7,266,503
                       Sing Tao Holdings Ltd.       H.K.    3,564,000     2,117,866
                       South China Morning Post
                       (Holdings) Ltd.              H.K.   18,958,000    10,469,636
                                                                      -------------
                                                                         48,079,341
-----------------------------------------------------------------------------------
 Building Materials & Components: 1.1%
                       *Owens Corning Fiberglas
                       Corp.                        U.S.    1,283,000    50,357,750
                       Pioneer International
                       Ltd.                         Aus.    5,298,756    13,780,486
                                                                      -------------
                                                                         64,138,236
-----------------------------------------------------------------------------------
 Business & Public Services: 0.1%
                       Wheelabrator
                       Technologies Inc.            U.S.       42,100       657,813
-----------------------------------------------------------------------------------
 Chemicals: 3.3%
                       Akzo Nobel NV               Neth.      431,573    50,881,290
                       Bayer AG                     Ger.      108,725    28,092,229
                       DSM NV                      Neth.      720,000    59,551,504
                       European Vinyls Corp.
                       EVC International NV        Neth.      415,080    17,632,387
                       Lyondell Petrochemical
                       Co.                          U.S.      824,600    22,676,500
                       Rhone-Poulenc SA, A           Fr.      666,000    13,653,894
                                                                      -------------
                                                                        192,487,804
-----------------------------------------------------------------------------------
 Construction & Housing: 0.2%
                       Kaufman & Broad Home
                       Corp.                        U.S.      760,200    10,167,675
-----------------------------------------------------------------------------------

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES        VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------
 Data Processing & Reproduction: 0.3%
                       *Quantum Corp.               U.S.      800,000 $  19,200,000
-----------------------------------------------------------------------------------
 Electrical & Electronics: 2.2%
                       Alcatel Alsthom SA            Fr.      275,000    27,562,915
                       Asea AB, A                   Swe.      836,000    74,420,006
                       Hitachi Ltd.                 Jpn.      366,000     4,005,318
                       Philips Electronics NV      Neth.      579,360    25,984,058
                                                                      -------------
                                                                        131,972,297
-----------------------------------------------------------------------------------
 Energy Equipment & Services: 0.5%
                       Koninklijke Pakhoed NV      Neth.      270,000     8,105,743
                       Sun Co. Inc.                 U.S.      700,000    18,637,500
                                                                      -------------
                                                                         26,743,243
-----------------------------------------------------------------------------------
 Energy Sources: 5.8%
                       Repsol SA                     Sp.      900,000    28,237,123
                       Saga Petroleum AS, A         Nor.    1,438,750    18,155,280
                       Saga Petroleum AS, B         Nor.      825,347    10,029,138
                       Shell Transport &
                       Trading Co. PLC              U.K.    1,873,000    21,375,241
                       Societe Elf Aquitane SA       Fr.      709,000    51,892,264
                       Texaco Inc.                  U.S.      750,000    48,562,500
                       Total SA, B                   Fr.      858,540    50,405,819
                       Transportadora de Gas
                       del Sur SA, B, ADR           Arg.      387,800     4,023,425
                       USX-Marathon Group Inc.      U.S.    1,400,000    28,875,000
                       Valero Energy Corp.          U.S.    1,899,550    43,452,206
                       YPF Sociedad Anonima         Arg.    1,400,000    24,933,714
                       YPF Sociedad Anonima,
                       ADR                          Arg.      600,000    10,575,000
                                                                      -------------
                                                                        340,516,710
-----------------------------------------------------------------------------------
 Financial Services: 4.5%
                       Axa SA                        Fr.      307,900    17,046,430
                       Dean Witter Discover &
                       Co.                          U.S.      484,186    24,693,486
                       Federal National
                       Mortgage Assn.               U.S.      660,000    62,947,500
                       Merrill Lynch & Co. Inc.     U.S.    2,621,800   151,081,225
                       Peregrine Investments
                       Holdings Ltd.                H.K.    8,000,000    11,419,713
                                                                      -------------
                                                                        267,188,354
-----------------------------------------------------------------------------------
 Food & Household Products: 1.8%
                       Burns Philp & Co. Ltd.       Aus.      236,700       503,500
                       C.P. Pokphand Co. Ltd.       H.K.    7,515,000     2,960,955
                       Cafe de Coral Holdings
                       Ltd.                         H.K.      762,000       181,124
                       Embotelladora Andina SA,
                       ADR                         Chil.      546,650    18,927,756

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES        VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------
 Food & Household Products (cont.)
                       Goodman Fielder Ltd.         Aus.    3,770,600 $   3,429,338
                       Grupo Embotellador de
                       Mexico SA, B                 Mex.      187,500     1,180,279
                       *Grupo Embotellador de
                       Mexico SA de CV, GDR         Mex.    1,684,000    20,629,000
                       Hillsdown Holdings PLC       U.K.   13,423,076    39,781,025
                       Vitro SA                     Mex.    4,174,200    12,572,491
                       Vitro SA, ADR                Mex.      510,600     4,723,050
                                                                      -------------
                                                                        104,888,518
-----------------------------------------------------------------------------------
 Forest Products & Paper: 5.4%
                       Assidomaen AB                Swe.      500,000    10,476,869
                       Boise Cascade Corp.          U.S.      651,900    27,950,213
                       Carter Holt Harvey Ltd.      N.Z.    1,379,700     3,142,191
                       Crown Vantage Inc.           U.S.       61,600     1,493,800
                       Enso Gutzeit OY, R           Fin.      854,900     7,402,491
                       Fletcher Challenge Ltd.,
                       N.Z.                         N.Z.   18,379,152    49,989,820
                       Fletcher Forestry, Aus.      N.Z.      307,231       381,034
                       Fletcher Forestry, N.Z.      N.Z.    8,719,788    10,780,511
                       Georgia-Pacific Corp.        U.S.      867,800    78,102,000
                       International Paper Co.      U.S.      526,350    43,094,906
                       James River Corp.            U.S.      447,300    15,543,675
                       Metsa Serla OY, B            Fin.      472,400    18,622,370
                       PT Pabrik Kertas Tjiwi
                       Kimia, fgn.                 Indo.    2,215,500     4,887,492
                       Repola OY                    Fin.    1,245,200    23,805,649
                       St. Joe Paper Co.            U.S.      400,000    24,500,000
                                                                      -------------
                                                                        320,173,021
-----------------------------------------------------------------------------------
 Health & Personal Care: 0.7%
                       Ciba-Geigy AG               Swtz.       60,000    42,474,791
-----------------------------------------------------------------------------------
 Industrial Components: 0.7%
                       Goodyear Tire & Rubber
                       Co.                          U.S.    1,083,100    43,324,000
-----------------------------------------------------------------------------------
 Insurance: 5.5%
                       Ace Limited                  Bmu.      800,000    24,600,000
                       Allstate Corp.               U.S.      648,924    21,982,301
                       American Bankers
                       Insurance Group Inc.         U.S.      530,000    18,417,500
                       American International
                       Group Inc.                   U.S.      375,000    30,234,375
                       Baloise-Holding             Swtz.       11,000    22,000,913
                       Cigna Corp.                  U.S.      312,546    30,238,826
                       International
                       Nederlanden Group           Neth.      410,000    22,773,625
                       *International
                       Nederlanden Group,
                       trading cpn.                Neth.      410,000       478,396
                       Kemper Corp.                 U.S.    1,176,299    56,462,352
                       London Insurance Group
                       Inc.                         Can.      300,000     5,892,757

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                     COUNTRY   SHARES        VALUE
----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
----------------------------------------------------------------------------------
 Insurance (cont.)
                       National Mutual Asia
                       Ltd.                        H.K.    7,322,000 $   5,249,593
                       Travelers Inc.              U.S.      743,384    35,682,432
                       W.R. Berkley Corp.          U.S.      800,000    34,300,000
                       *Zurich Reinsurance
                       Centre Holdings, Inc.       U.S.      473,100    13,956,450
                                                                     -------------
                                                                       322,269,520
----------------------------------------------------------------------------------
 Leisure & Tourism: 0.1%
                       Grand Hotel Holdings
                       Ltd.                        H.K.    1,020,000       349,180
----------------------------------------------------------------------------------
 Machinery & Engineering: 0.1%
                       Saurer AG                  Swtz.       20,000     6,473,298
----------------------------------------------------------------------------------
 Merchandising: 2.1%
                       Argyll Group PLC            U.K.    5,079,983    27,745,687
                       Cifra SA, B                 Mex.   15,000,000    19,123,506
                       K Mart Corp.                U.S.    1,250,000    17,031,250
                       Limited Inc.                U.S.    1,900,000    35,150,000
                       Sears Roebuck & Co.         U.S.      700,000    22,662,500
                       Ventures Stores Inc.        U.S.      200,000     1,175,000
                                                                     -------------
                                                                       122,887,943
----------------------------------------------------------------------------------
 Metals & Mining: 5.2%
                       Alcan Aluminum Ltd.         Can.    1,105,628    36,126,925
                       Alcan Australia Ltd.        Aus.      961,600     2,421,329
                       *Alumax Inc.                U.S.      838,200    28,603,575
                       Aluminum Co. of America     U.S.      368,000    21,022,000
                       *ARBED SA                   Lux.      131,200    17,751,457
                       *Asturiana del Zinc SA       Sp.      875,000     9,278,823
                       De Beers Consolidated
                       Mines Ltd.                 S.AF.      578,800    14,841,026
                       Elkem AS, A                 Nor.      273,900     3,328,275
                       Goldfields Ltd.             Aus.      203,076       506,770
                       Maanshan Iron & Steel
                       Co. Ltd., H                 Chn.   11,701,000     1,949,915
                       Outokumpu OY, A             Fin.    1,797,732    33,508,671
                       *Outokumpu OY, wts.         Fin.      824,300       216,004
                       Pechiney SA                  Fr.      600,000    14,392,536
                       Pechiney SA, invt. ctf.      Fr.      450,000    29,147,560
                       Pohang Iron & Steel Co.
                       Ltd.                        Kor.      177,190    16,813,800
                       Renison Goldfields
                       Consolidated Ltd.           Aus.    2,500,000    10,429,116
                       Reynolds Metals Co.         U.S.      660,352    39,456,032
                       *Union Miniere NPV          Bel.      350,000    22,895,138
                                                                     -------------
                                                                       302,688,952
----------------------------------------------------------------------------------

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES        VALUE
 -----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------
 Multi-Industry: 4.0%
                       BTR Nylex Ltd.               Aus.   11,000,000 $  29,186,491
                       Cheung Kong Holdings
                       Ltd.                         H.K.    6,798,000    33,722,155
                       CNT Group Ltd.               H.K.    5,000,000       293,890
                       Dairy Farm International
                       Holdings Ltd.                H.K.   30,277,539    28,158,111
                       *DESC Sociedad de
                       Formento Industrial SA,
                       B                            Mex.    2,035,100     8,302,559
                       Jardine Matheson
                       Holdings Ltd.                H.K.    2,844,797    20,482,538
                       Jardine Strategic
                       Holdings Ltd.                H.K.   14,861,294    46,664,463
                       Pacific Dunlop Ltd.          Aus.   14,000,000    33,042,446
                       Swire Pacific Ltd., A        H.K.    4,327,000    32,420,359
                       Swire Pacific Ltd., B        H.K.    4,175,500     4,962,485
                                                                      -------------
                                                                        237,235,497
-----------------------------------------------------------------------------------
 Real Estate: 2.2%
                       American Health
                       Properties Inc.              U.S.      443,400     9,643,950
                       Beacon Properties Corp       U.S.      200,000     4,300,000
                       Carr Realty Corp.            U.S.      158,800     3,056,900
                       Federal Realty
                       Investment Trust             U.S.      300,000     6,562,500
                       General Growth
                       Properties                   U.S.      500,000    10,062,500
                       Hang Lung Development
                       Co. Ltd.                     H.K.   14,722,000    22,821,858
                       *Hang Lung Development
                       Co. Ltd., wts.               H.K.      854,500       132,464
                       IRT Property Co.             U.S.      537,600     5,174,400
                       Meditrust Inc.               U.S.      650,000    21,368,750
                       National Health
                       Investors Inc.               U.S.      230,000     6,641,250
                       Nationwide Health
                       Properties Inc.              U.S.      200,000     7,825,000
                       Rouse Co.                    U.S.    1,120,000    23,660,000
                       Tai Cheung Holdings Ltd.     H.K.    5,407,618     4,680,409
                       Universal Health Realty
                       Income Trust                 U.S.      100,000     1,637,500
                                                                      -------------
                                                                        127,567,481
-----------------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 0.1%
                       Gibson Greetings Inc.        U.S.      338,300     4,863,063
-----------------------------------------------------------------------------------
 Telecommunications: 4.7%
                       Compania de
                        Telecomunicaciones de
                        Chile SA, ADR              Chil.       43,400     3,168,200
                       STET (Sta Finanziaria
                       Telefonica Torino) SPA       Itl.    7,278,650    22,249,745
                       STET (Sta Finanziaria
                        Telefonica Torino) SPA,
                        di Risp                     Itl.    1,682,000     4,119,923
                       Telecom Argentina Stet
                       France SA, ADR               Arg.      582,600    25,343,100
                       Telecom Italia Mobile,
                       di risp                      Itl.   14,742,450    14,798,022
                       Telecom Italia Spa, di
                       Risp                         Itl.   14,742,450    18,917,153
                       Telefonica de Argentina
                       SA, B, ADR                   Arg.    1,200,000    29,700,000

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES        VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------
 Telecommunications (cont.)
                       Telefonica de Espana SA       Sp.    4,411,500 $  59,795,487
                       Telefonos de Mexico SA,
                       L                            Mex.   13,007,000    21,225,766
                       Telefonos de Mexico SA,
                       L, ADR                       Mex.    2,350,000    76,962,500
                                                                      -------------
                                                                        276,279,896
-----------------------------------------------------------------------------------
 Textiles & Apparel: 0.3%
                       Daehan Synthetic Fiber
                       Co. Ltd.                     Kor.       15,580     1,994,853
                       *Fruit of the Loom Inc.,
                       A                            U.S.      700,000    16,450,000
                                                                      -------------
                                                                         18,444,853
-----------------------------------------------------------------------------------
 Transportation: 3.7%
                       American President Cos.
                       Ltd.                         U.S.      911,400    26,772,375
                       Anangel-American
                       Shipholdings Ltd., ADR        Gr.       38,900       588,363
                       *Bremer Vulkan Verbund
                       AG                           Ger.      350,000    19,359,673
                       British Airways PLC          U.K.    2,694,800    17,812,574
                       Cathay Pacific Airways
                       Ltd.                         H.K.   15,376,000    23,140,473
                       IMC Holdings Ltd.            H.K.    7,214,000     5,144,204
                       Malaysian International
                       Shipping Corp. Bhd.,
                       fgn.                         Mal.    6,123,000    17,576,915
                       OMI Corp.                    U.S.      736,600     5,708,650
                       Peninsular & Oriental
                       Steam Navigation Co.         U.K.    1,800,000    15,500,869
                       *Qantas Airways Ltd.,
                       ADR, 144a                    Aus.      484,200     7,928,775
                       Shun Tak Holdings            H.K.   16,706,000    14,027,774
                       Singapore Airlines Ltd.,
                       fgn.                        Sing.    2,031,000    17,151,302
                       Singapore Bus Service
                       (1978) Ltd., fgn.           Sing.      679,100     4,731,239
                       Stolt Nielsen SA             U.S.      521,500    14,927,938
                       *Swissair Schweizerische
                       Luftverkehr AG              Swtz.       33,875    21,366,032
                       Transportacion Maritima
                        Mexicana SA de CV, L,
                        ADR                         Mex.      370,900     3,199,013
                       *USAir Group Inc.            U.S.      400,000     3,250,000
                                                                      -------------
                                                                        218,186,169
-----------------------------------------------------------------------------------
 Utilities--Electrical & Gas: 4.8%
                       American Electric Power
                       Co. Inc.                     U.S.      900,000    30,712,500
                       British Gas PLC              U.K.    3,450,000    14,828,234
                       Centerior Energy Corp.       U.S.    2,000,000    21,500,000
                       Cia Energetica de Minas
                       Gerais, ADR                 Braz.        7,000       157,726
                       Compania Sevillana de
                       Electricidad                  Sp.    4,551,663    28,851,635
                       Electricidad de Caracas     Venz.   12,058,989     9,293,582
                       Entergy Corp.                U.S.    1,200,000    28,800,000
                       Iberdrola SA                  Sp.    4,461,317    34,254,890
                       Long Island Lighting Co.     U.S.    1,550,000    26,350,000
                       Niagara Mohawk Power
                       Corp. Com USD1               U.S.    2,000,000    24,000,000

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY      SHARES          VALUE


-----------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------------
 Utilities--Electrical & Gas (cont.)
                       Shandong Huaneng Power       Chn.       1,000,000   $    8,375,000
                       Texas Utilities Electric
                       Co.                          U.S.       1,100,000       38,225,000
                       VEBA AG                      Ger.         400,000       15,286,104
                                                                           --------------
                                                                              280,634,671
-----------------------------------------------------------------------------------------
 Wholesale & International Trade: 0.1%
                       Sime Darby Hongkong Ltd.     H.K.       5,380,000        6,533,006
                                                                           --------------
 TOTAL COMMON STOCKS (cost $3,734,850,907)                                  4,773,794,486
-----------------------------------------------------------------------------------------
 PREFERRED STOCKS: 1.8%
-----------------------------------------------------------------------------------------
                       American Health
                        Properties Psychiatric
                        Group, pfd.                 U.S.          44,340          720,525
                       Bayerische Motorenwerke
                       AG (BMW), pfd.               Ger.          20,000        7,847,411
                       Cemig-Cia Energetica de
                       Minas Gerais, pfd.          Braz.     393,000,000        8,855,172
                       Petrobras-Petroleo
                       Brasileiro SA, pfd.         Braz.      59,611,000        5,661,397
                       Reynolds Metals Co.,
                       conv., pfd.                  U.S.          45,615        2,446,104
                       Telebras-
                        Telecomunicacoes
                        Brasileiras SA, pfd.       Braz.     545,400,000       23,573,225
                       Telebras-
                        Telecomunicacoes
                        Brasileiras SA, pfd.,
                        ADR                        Braz.       1,000,000       43,500,000
                       Telesp-Telecomunicacoes
                        de Sao Paulo SA, pfd.      Braz.      71,373,000       11,723,283
                       USAir Group Inc., B,
                       conv., pfd.                  U.S.         101,000        3,030,000
                                                                           --------------
 TOTAL PREFERRED STOCKS (cost $86,488,683)                                    107,357,117
-----------------------------------------------------------------------------------------
                                                            PRINCIPAL IN
                                                          LOCAL CURRENCY**
-----------------------------------------------------------------------------------------
 BONDS: 5.0%
-----------------------------------------------------------------------------------------
                       ARBED SA, 2.50%, conv.,
                       7/15/03                      Ger.       2,250,000        1,333,447
                       Government of Australia:
                       7.00%, 8/15/98               Aus.      20,000,000       14,659,842
                       6.25%, 3/15/99               Aus.      20,000,000       14,180,741
                       7.00%, 4/15/00               Aus.      20,000,000       14,245,684
                       Jardine Strategic
                        Holdings Ltd., 7.50%,
                        conv.                       U.S.       9,050,000        9,728,750
                       Softe SA, 4.25%, conv.,
                       7/30/98, 144a                Itl.   5,400,000,000        3,747,057
                       U.S. Treasury Notes:
                       6.375%, 1/15/99              U.S.      78,000,000       78,816,660
                       6.00%, 10/15/99              U.S.      78,000,000       77,890,020
                       6.375%, 1/15/00              U.S.      78,000,000       78,987,480
                                                                           --------------
 TOTAL BONDS (cost $293,237,003)                                              293,589,681
-----------------------------------------------------------------------------------------

Templeton World Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                   PRINCIPAL IN
 INDUSTRY       ISSUE                    COUNTRY LOCAL CURRENCY**     VALUE
--------------------------------------------------------------------------------

 SHORT TERM OBLIGATIONS: 11.8% (cost
  $693,163,503)
--------------------------------------------------------------------------------
                U.S. Treasury Bills,
                 5.25% to 5.41% with
                 maturities to
                 10/26/95                 U.S.     696,604,000    $  693,282,276
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.9% (cost
  $4,807,740,096)                                                  5,868,023,560
 OTHER ASSETS, LESS LIABILITIES: 0.1%                                  8,566,918
                                                                  --------------
 TOTAL NET ASSETS: 100.0%                                         $5,876,590,478
                                                                  ==============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton World Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $4,807,740,096)                                               $5,868,023,560
 Cash                                                                  453,081
 Receivables:
  Investment securities sold                                        47,704,657
  Capital shares sold                                                5,086,405
  Dividends and interest                                            17,497,944
                                                                --------------
   Total assets                                                  5,938,765,647
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased                                   52,251,004
  Capital shares redeemed                                            3,804,648
 Accrued expenses                                                    6,119,517
                                                                --------------
   Total liabilities                                                62,175,169
                                                                --------------
Net assets, at value                                            $5,876,590,478
                                                                ==============
Net assets consist of:
 Undistributed net investment income                            $  103,788,712
 Net unrealized appreciation                                     1,060,283,464
 Accumulated net realized gain                                     581,193,216
 Net capital paid in on shares of capital stock                  4,131,325,086
                                                                --------------
Net assets, at value                                            $5,876,590,478
                                                                ==============
Class I:
 Net asset value per share ($5,868,967,398 / 350,194,730 shares
  outstanding)                                                  $        16.76
                                                                ==============
 Maximum offering price
  ($16.76 / 94.25%)                                             $        17.78
                                                                ==============
Class II:
 Net asset value per share
  ($7,623,080 / 456,227
  shares outstanding)                                           $        16.71
                                                                ==============
 Maximum offering price
  ($16.71 / 99.00%)                                             $        16.88
                                                                ==============


STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $10,824,086 foreign taxes withheld)
 Dividends                                    $140,143,015
 Interest                                       32,812,620
                                              ------------
  Total income                                              $172,955,635
Expenses:
 Management fees (Note 3)                       33,261,874
 Administrative fees (Note 3)                    4,292,710
 Distribution fees (Note 3)
  Class I                                       10,215,632
  Class II                                          11,211
 Transfer agent fees (Note3)                     4,775,000
 Custodian fees                                  1,889,948
 Reports to shareholders                         1,409,623
 Audit fees                                         65,000
 Legal fees (Note 3)                                23,000
 Registration and filing fees                      124,000
 Directors' fees
  and expenses                                      93,000
 Other                                              34,639
                                              ------------
  Total expenses                                              56,195,637
                                                            ------------
   Net investment income                                     116,759,998
Realized and unrealized
 gain (loss):
 Net realized gain (loss) on:
  Investments                                  627,121,399
  Foreign currency transactions                 (4,606,416)
                                              ------------
                                               622,514,983
 Net unrealized depreciation on investments   (213,111,140)
                                              ------------
 Net realized and
  unrealized gain                                            409,403,843
                                                            ------------
Net increase in net assets resulting from
 operations                                                 $526,163,841
                                                            ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

Templeton World Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                    1995            1994
                                               --------------  --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $  116,759,998  $   83,368,825
  Net realized gain on investment and foreign
   currency transactions                          622,514,983     479,395,263
  Net unrealized appreciation (depreciation)     (213,111,140)    300,256,449
                                               --------------  --------------
   Net increase in net assets resulting from
    operations                                    526,163,841     863,020,537
 Distributions to shareholders:
  From net investment income
   Class I                                        (90,201,924)    (75,645,206)
  From net realized gain
   Class I                                       (466,541,300)   (398,442,723)
 Capital share transactions (Note 2)
   Class I                                        478,006,976     411,635,037
   Class II                                         7,471,394              --
                                               --------------  --------------
    Net increase in net assets                    454,898,987     800,567,645
Net assets:
 Beginning of year                              5,421,691,491   4,621,123,846
                                               --------------  --------------
 End of year                                   $5,876,590,478  $5,421,691,491
                                               ==============  ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton World Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a series of Templeton Funds, Inc. (the Com-pany) which is an open-end, diversified management investment company regis-tered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Templeton World Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective May 1, 1995, the Fund offered two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their ini-tial sales load, a contingent deferred sales charge on Class II shares, distri-bution fees, and voting rights on matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class I shares. At Au-gust 31, 1995, there were 2.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                             CLASS I
                       ------------------------------------------------------
                              YEAR ENDED                  YEAR ENDED
                            AUGUST 31, 1995             AUGUST 31, 1994
                       --------------------------  --------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       -----------  -------------  -----------  -------------
     Shares sold        26,269,051  $ 403,189,144   27,805,398  $ 442,853,907
     Shares issued on
      reinvestment of
      distributions     33,988,482    502,706,371   28,659,050    425,220,395
     Shares redeemed   (27,844,607)  (427,888,539) (28,680,400)  (456,439,265)
                       -----------  -------------  -----------  -------------
     Net increase       32,412,926  $ 478,006,976   27,784,048  $ 411,635,037
                       ===========  =============  ===========  =============
                               CLASS II
                       --------------------------
                            FOR THE PERIOD
                              MAY 1, 1995
                                THROUGH
                            AUGUST 31, 1995
                       --------------------------
                         SHARES        AMOUNT
                       -----------  -------------
     Shares sold           471,609  $   7,727,629
     Shares redeemed       (15,382)      (256,235)
                       -----------  -------------
     Net increase          456,227  $   7,471,394
                       ===========  =============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton, Galbraith & Hansberger Ltd. (TGH), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively. The Fund pays monthly an investment management fee to TGH equal, on an annual basis, to 0.75% of the average daily net assets of the Fund up to $200 million, reduced to 0.675% of such average daily net assets in excess of $200 million, and further reduced to 0.60% of such net assets in excess of $1.3 billion. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1995, FTD received net commissions of $1,962,439 from the sale of the Fund's shares and FTIS received fees of $4,775,000.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution

Templeton World Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------
plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1995, there were no unreimbursed expenses. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $658 were paid to FTD for the year ended August 31, 1995.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $23,000 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $1,707,071,260 and $1,924,889,336, re-
spectively. The cost of securities for federal income tax purposes is $4,806,610,540. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $1,216,841,567
      Unrealized depreciation        (155,428,547)
                                   --------------
      Net unrealized appreciation  $1,061,413,020
                                   ==============

Templeton World Fund
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders
Templeton World Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton World Fund series of Templeton Funds, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton World Fund series of Templeton Funds, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted ac-counting principles.


                                                 /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

 TEMPLETON WORLD
 FUND

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton World Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.




[LOGO OF RECYCLED PAPER APPEARS HERE]
TEMPLETON

WORLD

FUND

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]

TL102 A95 10/95